                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report
                      PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934



  Date of Report (Date of earliest event reported):    OCTOBER 4, 1999
                                                      -----------------



                         SunGard(R) Data Systems Inc.
              (Exact Name of Registrant as Specified in Charter)



         DELAWARE                 1-12989          51-0267091
(State or Other Jurisdiction    (Commission     (I.R.S. Employer
       of Incorporation)        File Number)   Identification No.)



        1285 DRUMMERS LANE, WAYNE PENNSYLVANIA            19087
       (Address of Principal Executive Offices)         (Zip Code)



   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (610) 341-8700
                                                       ----------------




     ---------------------------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS
            ------------

     On October 4, 1999, SunGard Data Systems Inc. announced its outlook for the third quarter of 1999 and revised its outlook for the full-year 1999. See press release attached hereto as Exhibit 99.1.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

  (a)       Financial Statements.

            None.

  (b)       Pro Forma Financial Information.

            None.

  (c)       Exhibits.

            99.1 Press Release dated October 4, 1999
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 4, 1999

                                  SUNGARD DATA SYSTEMS INC.

                                  By: /s/ Michael J. Ruane
                                      ______________________
                                      Michael J. Ruane
                                      Vice President-Finance and
                                      Chief Financial Officer

                                 Exhibit Index
                                 -------------


Exhibit
-------


99.1            Press Release dated October 4, 1999